Exhibit 10.23  	    Assignment, Conveyance and Bill of Sale

                    ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF TEXAS
                          			KNOW ALL MEN BY THESE PRESENTS:
COUNTIES OF BRAZOS,
      BURLESON, FAYETTE,
      GONZALES AND LEE

      THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, SENORA RESOURCES, INC., whose address is P.O. Box 1037, Giddings, Texas 78942 (herein referred to as "Assignor") has BARGAINED, SOLD, TRANSFERRED, ASSIGNED and CONVEYED, and by these presents does BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto LEEXUS OPERATING COMPANY, a Texas Corporation, whose present address is P.O. Box 726, Giddings, Lee County, Texas, (hereinafter referred to as "Assignee"), various undivided working interests held by Assignor in and to the Leases, said leases and percentages of working interest and Net Revenue Interests assigned herein being fully described in Exhibit "A" attached hereto and incorporated herein; together with a like interest of Assignor's rights, title and interest in and to any machinery, equipment, and facilities which might be located on the Leases and used in association with the production of oil and/or gas therefrom. This assignment includes any casing tubing, well head and/or any other associated down-hole equipment located on this leases.

      This assignment is expressly made and accepted by Assignee subject to all of the burdens and obligations of the lessee in the Leases, insofar as they relate to the assigned interest, including all royalties, overriding royalty interests, and similar lease burdens filed of record, as well as all existing Joint Operating Agreements to the extent the same burden or effect the assigned interests.

      This Assignment is made without warranty of title, either express or implied, except as to claims and demands of all persons claiming the same or any part thereof by, through or under Assignor, but not otherwise.

      The parties mutually agree and covenant that any error(s) and/or omission(s) in lease descriptions on Exhibit "A" will be corrected by the parties promptly upon request of either party.

      IN WITNESS WHEREOF, this instrument is dated and executed on this _____ day of ______________, 2007, to be effective as of ___________________.

                                    ASSIGNOR:

                                    SENORA RESOURCES, INC.


                                    __________________________________
                                    James D. Dobos, II, President



                                    ASSIGNEE:

                                    LEEXUS OPERATING COMPANY


                                    ____________________________________
                                    By:  Mark A. Jaehne, President





Assignment, Conveyance and Bill of Sale between Leeuxs Oil & Gas, LLP and
Senora Resources, Inc.                                             Page _ of 11

STATE OF TEXAS

COUNTY OF LEE

      BEFORE ME, the undersigned, a Notary Public in an for said County and State, on this day personally appeared JAMES D. DOBOS, II, President of Senora Resources, Inc., a Texas Corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

      GIVEN UNDER MY HAND AND OFFICIAL SEAL OF OFFICE this ____ day of ____________, 2007.


                                    ___________________________________
                                    Notary Public, State of Texas
                                    Commission Expires: _________________



STATE OF TEXAS

COUNTY OF LEE

      BEFORE ME, the undersigned, a Notary Public in an for said County and State, on this day personally appeared MARK A. JAEHNE, President of Leexus Operating Company, a Texas Corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

      GIVEN UNDER MY HAND AND OFFICIAL SEAL OF OFFICE this ____ day of ____________, 2007.


___________________________________
                                    Notary Public, State of Texas
                                    Commission Expires: _________________



Assignment, Conveyance and Bill of Sale between Senora Resources, Inc. and
Leexus Operating Company                                           Page _ of 11

                                  EXHIBIT "A"

      Attached to and made a part of the Assignment of Working Interest dated _____________, _____, wherein Senora Resources, Inc. is Assignor and Leexus Operating Company is Assignee, as follows:

                                 BRAZOS COUNTY

NAME/LEASE        OPERATOR          API      WORKING INTERESTNET REVENUE
INTEREST

1.  Kehlenbrink   Leexus Oil & Gas, LLP42-041-311080.50000000        0.37500000

   Oil, Gas and Mineral Lease dated March 11, 2005, by and between Roy Kehlenbrink, et ux, as Lessors, and Leexus Oil & Gas, LLP, as Lessees, covering 33.468 acres of land, more or less, Isaiah Curd Survey, A-11, Brazos County, Texas, which lease is recorded in Volume 6883, Page 48, Official Records of Brazos County, Texas.

   Oil, Gas and Mineral Lease dated May 6, 2005, by and between Clairee R. Andert, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, covering 62.6 acres of land, more or less, Isaiah Curd Survey, A-11, Brazos County, Texas, which lease is recorded in Volume 6883, Page 41, Official Records of Brazos County, Texas.

   Oil, Gas and Mineral Lease dated May 6, 2005, by and between Judith A. Potts, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, covering 2.9 acres of land, more or less, Isaiah Curd Survey, A-11, Brazos County, Texas, which lease is recorded in Volume 6825, Page 282, Official Records of Brazos County, Texas.

2.  Milton Kurten Leexus Oil & Gas, LLP42-041-306890.50000000        0.37900000

   Oil and Gas Lease dated November 21, 1979, from Milton Kurten and wife, Amy Kurten, as Lessors, made, executed and delivered unto Spur Oil, Inc., as Lessee, their certain Oil and Gas Lease covering 200.15 acres, more or less, located in the I. Curd Survey, A-11 and J.A. Rhodes Survey, A-204, in Brazos County, Texas, which lease is recorded in Volume 35, at Page 280 of the Oil and Gas Records of Brazos County, Texas.

   Assignment and Bill of Sale from Kurten Operating Co., Inc., as Assignor, to Leexus Oil & Gas, LLP, as Assignee dated January 23, 2004, covering 200.15 acres, more or less, located in the I. Curd Survey, A-11 and J.A. Rhodes Survey, A-204, in Brazos County, as recorded in Volume 5853, Page 7, Official Records, Brazos County, Texas.

3.  Opersteny     Leexus Oil & Gas, LLP42-041.305420.50000000        0.37500000

   Memorandum of Oil, Gas and Mineral Lease dated February 2, 2005, from Eugene Opersteny, as Lessor, to Leexus Oil & Gas, LLP, as Lessee, covering 119.23 acres, more or less, Brazos County, Texas, as recorded in Volume 6506, Page 140, Official Records, Brazos County, Texas.

4.  Younger       Leexus Oil & Gas, LLP42-041-310080.50000000        0.37500000

   Oil, Gas and Mineral Lease dated February 10, 2004, between Jimmie E. Younger, et ux, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, recorded in Volume 5908, Page 236, Official Records of Brazos County, Texas, covering
   84.23 acres of land, more or less, J.M. Estes Survey, A-115, Brazos County, Texas.


                            BURLESON COUNTY, TEXAS

NAME/LEASE        OPERATOR          API      WORKING INTERESTNET REVENUE
INTEREST

1.  Exacta Well (Gas)Leexus Oil & Gas, LLP42-051-334510.32500000     0.43446000
2.  Exacta Well (Oil)Leexus Oil & Gas, LLP42-051-334510.32500000     0.25945850

   Assignment and Bill of Sale from The McDaniel Company, Inc. to Leexus Oil & Gas, LLP, dated October 14, 2002, as recorded in Volume 593, Page 471, Official Records, Burleson County, Texas, covering the following leases:

   LEASE NO.      SUB   LESSOR             LESSEE            DATE  BOOK  PAGE

   TX1-00044555   001   Houston Corp.      Sun Operating Ltd.9/15/91663  522
   TX1-00044555   006   Miller Ernest B et al.William A. Stewart3/9/94229815
   TX1-00044555   007   Porter Steven et al.William A. Stewart3/9/94229  799
   TX1-00044555   008   Blackwell Nancy P  William A. Stewart3/9/94229   803
   TX1-00044555   009   Porter Jr. Marvin  William A. Stewart3/9/94229   807
   TX1-00044555   010   Pitts Lynn Louise  William A. Stewart3/9/94229   811

   Insofar and only insofar as said Leases are situated within the boundaries of the Unit for the Exacta #1 well, being more particularly described in that certain Unit Designation, dated January 23, 1995, recorded in Volume 238, Page 319, Official Records, Burleson County, Texas.



3.  Hester Well   Leexus Oil & Gas, LLP42-051-321150.50000000        0.38999417

   Oil, Gas and Mineral Lease dated November 15, 2006, between Marie Pascal Rollet Ware, et al, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume ____, Page ____, Real Property Records, Lee County, Texas, covering 151 acres of land, more or less, out of the James Craft Survey, A-83, and the Eliza Peaks Survey, A-43, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Barbara A. Hester, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 35-38, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Cleo Kincherlow, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 23-26, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Cleo Kincherlow, Guardian for Phillis Hester, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 39-42, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Goldie Mae Butler, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 27-30, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Dock Hester, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 43-46, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Rosetta Hester Combs, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 47-50, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Barbara J. Hester, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 51-54, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Michael Roy Hester, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 55-58, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Glenda K. Hester Carothers, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 59-63, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Gerald Hester, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 64-68, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Ruby Hester, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 7-10, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Carol Mathews, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 69-72, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Byron L. Hester, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Page 19-22, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Janice Colvin Powell, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Page 73-76, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Lionel Colvin, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 15-18, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Wanda J. Johnson, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 77-80, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Ricky H. Colvin, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 81-84, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Farris Colvin, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 31-34, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Willie Mae Wise Wade, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 85-88, Real Property Records, Burleson County, Texas, covering
   76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Derrick Wise, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 89-92, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Bobbie Wise Carter, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 93-96, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 10, 2002, between Horace Wise, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 11-14, Real Property Records, Burleson County, Texas, covering 76.00 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Milton C. Alford, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Page 91-100, Real Property Records, Burleson County, Texas, covering 54.1 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Evelyn Alford Thompson, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 101-104, Real Property Records, Burleson County, Texas, covering 54.1 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between La Keshia McNeil, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 105, Pages 105-108, Real Property Records, Burleson County, Texas, covering 54.1 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between La Quinen Bernard, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 109-112, Real Property Records, Burleson County, Texas, covering 54.1 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Johnny E. Bowser, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 113-116, Real Property Records, Burleson County, Texas, covering 54.1 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Joyce A. Simon, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 117-120, Real Property Records, Burleson County, Texas, covering 54.1 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Sharon Braden, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 121-126, Real Property Records, Burleson County, Texas, covering 54.1 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Curtis Solomon, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 127-130, Real Property Records, Burleson County, Texas, covering 54.1 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Marvin Solomon, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 131-134, Real Property Records, Burleson County, Texas, covering 54.1 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 18, 2004, between Jacquelyn Kesee, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 135-138, Real Property Records, Burleson County, Texas, covering 15.0 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 18, 2004, between Floyd Kesee, Jr., as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 139-142, Real Property Records, Burleson County, Texas, covering
   15.0 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 18, 2004, between Regina Gail Kesee, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 143-146, Real Property Records, Burleson County, Texas, covering 15.0 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated November 18, 2004, between Pamela Yvette Kesee, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 147-150, Real Property Records, Burleson County, Texas, covering 15.0 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Odessa McCoy Coleman, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 151-154, Real Property Records, Burleson County, Texas, covering 19 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 25, 2003, between John Brinston, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 155-158, Real Property Records, Burleson County, Texas, covering 19 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between L.D. Brinston, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 159-162, Real Property Records, Burleson County, Texas, covering 19 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Gladys J. Green, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 163-166, Real Property Records, Burleson County, Texas, covering 19 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 18, 2003, between Alberta Hanks, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 167-170, Real Property Records, Burleson County, Texas, covering 19 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated September 18, 2003, between Jerone Wheeler, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 171-174, Real Property Records, Burleson County, Texas, covering 19 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated September 18, 2003, between Will Wheeler, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 175-178, Real Property Records, Burleson County, Texas, covering 19 acres of land, James Craft Survey, A-83, Burleson County, Texas.

   Oil, Gas and Mineral Lease dated June 25, 2003, between Milton Williams, et ux, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 713, Pages 179-182, Real Property Records, Burleson County, Texas, covering 19 acres of land, James Craft Survey, A-83, Burleson County, Texas.


                             FAYETTE COUNTY, TEXAS

NAME/LEASE        OPERATOR          API      WORKING INTERESTNET REVENUE
INTEREST

1.  Ansell-Lehmann 1-HLeexus Oil & Gas, LLP42-149-305450.10000000    0.07500000

   Oil, Gas and Mineral Lease dated July 18, 2000, by and between Anton B. Lehmann, Trustee, and Riverbend Group, LLC, as Lessee, as recorded in Volume 1104, Page 140, Official Records, Fayette County, Texas, covering 92.9 acres, more or less, G.W. Brazeale Survey, A-126, Fayette County, Texas, assigned from Meridian Key to Leexus Oil & Gas, LLP on 5/14/2003 as recorded in Volume 1216 P 64, Official Records, Fayette County, Texas.

2.  Atlanta HatfieldLeexus Oil & Gas, LLP42-149-309910.21000000      0.15750000

   Oil, Gas and Mineral Lease dated March 24, 2004, between Lawrence Hatfield, et ux and Leexus Oil & Gas, LLP, recorded in Volume 1265, Page 450, Official Records of Fayette County, Texas, covering 218.33 acres of land, more or less out of the Montraville Woods Survey, A-115, Fayette County, Texas.

   Oil, Gas and Mineral Lease dated March 24, 2004, between George E. Hatfield, et ux and Leexus Oil & Gas, LLP, recorded in Volume 1265, Page 468, Official Records of Fayette County, Texas, covering 218.33 acres of land, more or less out of the Montraville Woods Survey, A-115, Fayette County, Texas.

   Oil, Gas and Mineral Lease dated March 24, 2004, between James Milton Hatfield, et ux and Leexus Oil & Gas, LLP, recorded in Volume 1265, Page 462, Official Records of Fayette County, Texas, covering 218.33 acres of land, more or less out of the Montraville Woods Survey, A-115, Fayette County, Texas.

   Oil, Gas and Mineral Lease dated March 24, 2004, between Georgerine Kovar and Leexus Oil & Gas, LLP, recorded in Volume 1265, Page 456, Official Records of Fayette County, Texas, covering 218.33 acres of land, more or less out of the Montraville Woods Survey, A-115, Fayette County, Texas.

   Oil, Gas and Mineral Lease dated April 25, 2005, between Will C. Moore and Leexus Oil & Gas, LLP, recorded in Volume 1313, Page 32, Official Records of Fayette County, Texas, covering 36 acres of land, more or less out of the Montraville Woods Survey, A-115, Fayette County, Texas.

   Assignment of Oil, Gas and Mineral Leases dated November 8, 2005, between Senora Resources, Inc., and Leexus Oil & Gas, LLP, recorded in Volume 1332, Page 711, Official Records of Fayette County, Texas, covering the following leases:

      A. Paid up Oil and Gas Lease dated May 16, 2005, between Walter Luck and wife, Susan G. Luck; Milton C. Schmidt and wife Betty Schmidt; and Annette Giessner and husband Bernard G. Giessner, acting herein by through Walter Luck, their duly appointed attorney-in-fact, as Lessor; and Senora Resources, Inc., as Lessee; recorded in Volume 1313, Page 20, Official Records of Fayette County, Texas, covering
            97.67 acres, more or less, out of the Montraville Woods Survey, A-115, Fayette County, Texas, as more particularly described therein.

      B. Paid up Oil and Gas Lease dated May 16, 2005, between Walter Luck and wife, Susan G. Luck; Milton C. Schmidt and wife Betty Schmidt; and Annette Giessner and husband Bernard G. Giessner, acting herein by through Walter Luck, their duly appointed attorney-in-fact, as Lessor; and Senora Resources, Inc., as Lessee; recorded in Volume 1313, Page 24, Official Records of Fayette County, Texas, covering
            97.67 acres, more or less, out of the Montraville Woods Survey, A-115, Fayette County, Texas, as more particularly described therein.

      C. Paid Up Oil and Gas Lease dated May 9, 2005, between Richard C. Cernosek, Trustee, as Lessor; and Senora Resources, Inc. as Lessee; recorded in Volume 1313, Page 28, Official Records of Fayette County, Texas, covering 97.67 acres, more or less, out of the Montraville Woods Survey, A-115, Fayette County, Texas, as more particularly described therein.

3.  Dernehl Well  Leexus Oil & Gas, LLP42-149-325170.50000000        0.37500000

   Oil, Gas and Mineral Lease dated October 20, 2004, by and between Wilbert O. Dernehl, Jr., et al, as Lessors, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 1297, Page 1, Official Records, Fayette County, Texas, covering 124.383 acres, more or less, N.C. Taylor Survey, A-306 and the Elias Gilpin Survey, A-196, Fayette County, Texas.

4.  Elo #3 Well   Leexus Oil & Gas, LLP42-149-320040.07000000        0.05250000

   Assignment of Oil, Gas and Mineral Leases from Orbis Energy to Leexus Oil & Gas, LLP, dated June 11, 2003, as recorded in Volume 1223, Page 845, Official Records, Fayette County, Texas, as corrected on December 29, 2003 and recorded in Volume 1248, Page 148, Official Records, Fayette County, Texas, covering the following leases:

   18.34 acres, being part of the John Shaw League, A-92, Fayette County, Texas, described in an Oil and Gas Lease from Leona Marburger to Arrow Exploration Company recorded in Volume 1003, Page 883, Official Records of Fayette County, Texas.

   11.41 acres, more or less, being part of the John Shaw League, A-82, Fayette County, Texas, being more fully described in an Oil and Gas Lease dated April 12, 2000, from Leona Marburger to Orbis Energy, LLC, recorded in Volume 1096, Page 87, Deed Records of Fayette County, Texas.

   5.00 acres, more or less, being part of the John Shaw League, A-92, Fayette County, Texas, being more fully described in an Oil and Gas Lease dated February 9, 2000, from Leona Marburger to Orbis Energy LLC as recorded in Volume 1089, Page 43, Deed Records of Fayette County, Texas.

   8.20 acres, more or less, being part of the John Shaw League, A-92, Fayette County, Texas, being more fully described in an Oil and Gas Lease dated February 23, 2000, from Florida Chapel Cemetery Association to Orbis Energy, LLC recorded in Volume 1090, Page 819, Deed Records of Fayette County, Texas.

5.  Barbara Solis 1-WLeexus Oil & Gas, LLP42-149-331660.10000000     0.07500000

   Memorandum  of  Oil, Gas and Mineral Lease between Leexus Oil & Gas, LLP and
   R. Thomas Solis and wife, Barbara G. Solis, dated December 10, 2005, recorded in Volume 1342, Page 608, Official Records of Fayette County, Texas, covering 102.33 acres, more or less, a part of the E. Gilpin Survey, A-196, and described in two tracts as follows:

      TRACT ONE:  Being 25 acres, more or less, and  being  the  same  land  as described in that certain Deed dated January 23, 1981 from the Veterans Land Board of Texas to Robert Thomas Solis and recorded in Volume 569, Page 610 of the Deed Records;

      TRACT TWO:  Being 77.33 acres, more or less,  the  same land as described in that certain Warranty Deed dated March 30, 1976 from Alfred E. Pietsch, et ux to Robert Thomas Solis, et ux and recorded in Volume 490, Page 479 of the Deed Records; LESS, HOWEVER, 22.977 acres, more or less, more fully described the Petrich Unit No. 1, Declaration of Unit dated September 15, 1989, recorded in Volume 288, Page 819 of the Deed Records, Fayette County, Texas.

6.  Tanekca Well  Leexus Oil & Gas, LLP42-149-312920.10000000        0.07500000

   Memorandum of Oil, Gas and Mineral Lease between Leexus Oil & Gas, LLP and Marvin Tanecka dated March 31, 2006, recorded in Volume ____, Page ____, Oil and Gas Lease Records of Fayette County, Texas, covering 107.592 acres, more or less, in the Thomas Cochran League, Fayette County, Texas, described in that deed from Joe F. Krenek (Kranek) and wife, Mrs. Frances Krenek to Mrs. Wilma Krenek Tanecka and Mrs. Evelyn Krenek Talasek, dated May 14, 1962, as recorded in Volume 337, Pages 428-429, Deed Records of Fayette County, Texas.

   Oil, Gas & Mineral Lease between Mark A. Jaehne, Trustee and Evelyn Talasek dated August 25, 2000, recorded in Volume 1121, Pages 23-26 of the Official Records of Fayette County, Texas, covering 107.592 acres in Thomas Cochran Lease, Fayette County, Texas.

   Oil, Gas & Mineral Lease between Mark A. Jaehne, Trustee and Joseph Tanecka dated August 25, 2000, recorded in Volume 1121, Pages 27-30 of the Official Records of Fayette County, Texas, covering 107.592 acres in Thomas Cochran Lease, Fayette County, Texas.

   Oil, Gas & Mineral Lease between Mark A. Jaehne, Trustee and Marvin Tanecka dated August 25, 2000, recorded in Volume 1121, Pages 31-34 of the Official Records of Fayette County, Texas, covering 107.592 acres in Thomas Cochran Lease, Fayette County, Texas.

   Oil, Gas & Mineral Lease between Mark A. Jaehne, Trustee and Lyndell Harbers dated August 25, 2000, recorded in Volume 1121, Pages 35-38 of the Official Records of Fayette County, Texas, covering 107.592 acres in Thomas Cochran Lease, Fayette County, Texas.

   Oil, Gas & Mineral Lease between Mark A. Jaehne, Trustee and Lana Farmer dated June 25, 2002, recorded in Volume 1221, Pages 166-168 of the Official Records of Fayette County, Texas, covering 107.592 acres in Thomas Cochran Lease, Fayette County, Texas.

   Oil, Gas & Mineral Lease between Mark A. Jaehne, Trustee and Patricia Ahrens dated June 25, 2002, recorded in Volume 1221, Pages 169-171 of the Official Records of Fayette County, Texas, covering 107.592 acres in Thomas Cochran Lease, Fayette County, Texas.

   Oil, Gas & Mineral Lease between Mark A. Jaehne, Trustee and Joseph Tanecka dated June 25, 2002, recorded in Volume 1197, Pages 28-32 of the Official Records of Fayette County, Texas, covering 107.592 acres in Thomas Cochran Lease, Fayette County, Texas.

   Oil, Gas & Mineral Lease between Mark A. Jaehne, Trustee and Evelyn Talasek dated June 25, 2002, recorded in Volume 1197, Pages 33-37 of the Official Records of Fayette County, Texas, covering 107.592 acres in Thomas Cochran Lease, Fayette County, Texas.

   Oil, Gas & Mineral Lease between Mark A. Jaehne, Trustee and Lyndell Harbors dated June 25, 2002, recorded in Volume 1197, Pages 38-42 of the Official Records of Fayette County, Texas, covering 107.592 acres in Thomas Cochran Lease, Fayette County, Texas.

   Oil, Gas & Mineral Lease between Mark A. Jaehne, Trustee and Marvin Tanekca dated June 25, 2002, recorded in Volume 1197, Pages 43-47 of the Official Records of Fayette County, Texas, covering 107.592 acres in Thomas Cochran Lease, Fayette County, Texas.

7.  Trousdale WellLeexus Oil & Gas, LLP42-149-303670.45825000        0.34368750

   Oil, Gas and Mineral Lease from James Arnold Trousdale, et al. to Babco, Inc., dated October 6, 1994 recorded in Volume 390, Page 208, Oil and Gas Lease Records of Fayette County, Texas, covering 258.6 acres, John Ingram Survey, A-56, Fayette County, Texas.

   Oil, Gas and Mineral Lease from the General Land Office and the School Land Board of the State of Texas to Great West energy & Exploration, dated October 3, 1995, recorded in Volume 409, Page 152, Oil and Gas Lease Records of Fayette County, Texas, covering approximately 35 acres of land of the Colorado River, State Tract 5-D, Fayette County, Texas.

   Bill of Sale and Assignment of Oil, Gas and Mineral leases dated June 3, 2004, between Great West Energy and Exploration, Inc., as Assignor, and Leexus Oil & Gas, LLP, as Assignee, as recorded in Volume 1277, Page 646, Official Records of Fayette County, Texas.

   Bill of Sale and Assignment of Oil, Gas and Mineral Leases dated October 14, 2004, between Great West Energy and Exploration, Inc., as Assignor, and Leexus Oil & Gas, LLP, as Assignee, as recorded in Volume 1290, Page 451, Official Records of Fayette County, Texas.


8.  Victor Elias WellLeexus Oil & Gas, LLP42-149-306760.50000000     0.37500000

   Oil, Gas and Mineral Lease from James Elias, as Lessor, to Leexus Oil & Gas, LLP, as Lessee, dated July 21, 2004, recorded in Volume 1276, Page 184, Official Records of Fayette County, Texas, covering 356.55 acres of land, more or less, out of the Wm. Barton League, A-11, Fayette County, Texas.


                            GONZALES COUNTY, TEXAS

  NAME/LEASE      OPERATOR          API      WORKING INTERESTNET REVENUE
  INTEREST

1.  Alford Well   Leexus Oil & Gas, LLP42-177-305840.50000000        0.37500000

   Oil, Gas and Mineral Lease dated March 1, 2003, by and between James P. Alford, et ux, Lessors, and Leexus Oil & Gas, LLP, Lessee, recorded in Volume 883, Page 614, Official Records, Gonzales County, Texas, covering
   97.228 acres, more  or  less,  Prosper  Hope Survey, A-252, Gonzales County,
   Texas.





Assignment, Conveyance and Bill of Sale between Senora Resources, Inc. and
Leexus Operating Company                                          Page 10 of 11

                               LEE COUNTY, TEXAS

  NAME/LEASE      OPERATOR          API      WORKING INTERESTNET REVENUE
  INTEREST

1.  El Capitan WellLeexus Oil & Gas, LLP42-287-315380.25000000       0.19750000

   Extension of Oil, Gas and Mineral Lease dated  June 20, 2003, between Joseph
   M. Billig, as Lessor, and Mark Jaehne, Trustee, as Lessee, as recorded in Volume 968, Page 791, Real Property Records, Lee County, Texas, covering
   113.00 acres, more or less, Matthew Sparks League, Lee County, Texas, assigned from Mark Jaehne, Trustee, to Leexus Oil & Gas, LLP, March 29, 2007, effective June 20, 2003, as recorded in Volume ____, Page ____, Real Property Records, Lee County, Texas.

   Oil, Gas and Mineral Lease dated May 19, 2003, between Darrell Bird, as Lessor, and Mark Jaehne, Trustee, as Lessee, as recorded in Volume 925, Page 431, Real Property Records, Lee County, Texas, covering 113.00 acres, more or less, Matthew Sparks League, Lee County, Texas, assigned from Mark Jaehne, Trustee, to Leexus Oil & Gas, LLP, March 29, 2007, effective May 19, 2003, as recorded in Volume ____, Page ____, Real Property Records, Lee County, Texas.

   Oil, Gas and Mineral Lease dated May 16, 2003, between Dorothy Bird, as Lessor, and Mark Jaehne, Trustee, as Lessee, as recorded in Volume 925, Page 419, Real Property Records, Lee County, Texas, covering 113.00 acres, more or less, Matthew Sparks League, Lee County, Texas, assigned from Mark Jaehne, Trustee, to Leexus Oil & Gas, LLP, March 29, 2007, effective May 16, 2003, as recorded in Volume ____, Page ____, Real Property Records, Lee County, Texas.

   Oil, Gas and Mineral Lease dated May 12, 2003, between Lloyd Cannon, Sr., as Lessor, and Mark Jaehne, Trustee, as Lessee, as recorded in Volume 925, Page 425, Real Property Records, Lee County, Texas, covering 113.00 acres, more or less, Matthew Sparks League, Lee County, Texas, assigned from Mark Jaehne, Trustee, to Leexus Oil & Gas, LLP, March 29, 2007, effective May 12, 2003, as recorded in Volume ____, Page ____, Real Property Records, Lee County, Texas.

   Oil, Gas and Mineral Lease dated May 12, 2003, between Carolyn Hargraves, as Lessor, and Mark Jaehne, Trustee, as Lessee, as recorded in Volume 925, Page 437, Real Property Records, Lee County, Texas, covering 113.00 acres, more or less, Matthew Sparks League, Lee County, Texas, assigned from Mark Jaehne, Trustee, to Leexus Oil & Gas, LLP, March 29, 2007, effective May 12, 2003, as recorded in Volume ____, Page ____, Real Property Records, Lee County, Texas.

2.  Herklotz Well Leexus Oil & Gas, LLP42-287-325260.10000000        0.07500000

   Oil, Gas and Mineral Lease dated May 1, 2004, between Lane Herklotz, et al., as Lessors, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Vol. 953, P 51, Real Property Records, Lee County, Texas, covering 382.00 acres, more or less, Samuel McDaid Survey, A-210, Lee County, Texas.

   Oil, Gas and Mineral Lease dated April 1, 2004, between Roy E. Kruemcke, Jr., et ux, as Lessors, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 942, Page 392, Real Property Records, Lee County, Texas, covering
   160.00 acres of land, more or less, William Newford Survey, A-249, Lee County, Texas.

   Oil, Gas and Mineral Lease dated April 1, 2004, between William Bertner Schnapp, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 942, Page 382, Real Property Records, Lee County, Texas, covering
   160.00  acres,  more  or  less,  William Newford Survey, A-249, Lee  County,
   Texas.

   Oil, Gas and Mineral Lease dated April 1, 2004, between Ben H. Schnapp, III, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 942, Page 387, Real Property Records, Lee County, Texas, covering 160.00 acres, more or less, William Newford Survey, A-249, Lee County, Texas.

   Additional Herklotz Acreage

   Oil, Gas and Mineral Lease dated December 24, 2004, between Lane Herklotz, et al., as Lessors, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 955, Page 1093, Real Property Records, Lee County, Texas, covering an undivided one-half interest 124.00 acres, more or less, William Newford Survey, A-249, Lee County, Texas.

3.  King Well     Leexus Oil & Gas, LLP42-287-305810.50000000        0.37500000

   Oil, Gas and Mineral Lease dated February 7, 2001, by and between Mary Evelyn Freeman, et al, as Lessors, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 880, Page 739, Real Property Records, Lee County, Texas, covering 86.5 acres, more or less, Freeman & Spence Surveys, Lee County, Texas.

   Memorandum of Oil and Gas Lease dated January 12, 2006, by and between Texas Osage Royalty Pool, Inc., as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 975, Page 778, Real Property Records, Lee County, Texas, covering 171 acres, more or less, Thomas Freeman and J.S. Spence Surveys, Lee County, Texas.

4.  Kleiber Well  Leexus Oil & Gas, LLP42-287-323380.30000000        0.23400000

   Oil, Gas and Mineral Lease dated March 17, 2000, by and between August Kleiber, et ux, as Lessors, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 862, Page 137, Real Property Records, Lee County, Texas, covering 200.428 acres, more or less, David Green Survey, A-379, Lee County, Texas, and A-193, Fayette County, Texas.

   Memorandum of Oil and Gas Lease dated January 12, 2006, by and between Texas Osage Royalty Pool, Inc., as recorded in Volume 1345, Page 200, Real Property Records Lee County, Texas, and Volume 975, Page 780, Fayette County, Texas, covering 200.428 acres, more or less, David Green Survey, A-379, Lee County, Texas, and A-193, Fayette County, Texas.

5.  Koehler Well  Leexus Oil & Gas, LLP42-287-316160.375488625       0.28116468

   Oil, Gas and Mineral Lease dated June 1, 1974, by and between Herbert G. Koehler and wife, Frieda A. Koehler, as Lessors, and Dan. A. Hughes, as Lessee, as recorded in volume 227, Page 204, Real Property Records, Lee County, Texas, covering 229.4 acres, more or less, out of the J.D. G. Varrelmann League, A-20, Lee County, Texas.

   Oil, Gas and Mineral Lease dated July 25, 2005, by and between Charles Gordon Arceneaux, as Lessors, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Vol. 982, Page 856, Real Property Records, Lee County, Texas, covering 4.8604 acres, more or less, J.D.G. Varrelmann League, A-20, Lee County, Texas.

   Oil, Gas and Mineral Lease dated May 1, 2006, by and between Giddings Independent School District, as Lessor, and Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 983, Page 710, Real Property Records, Lee County, Texas, covering 1.947 acres, more or less, out of the J.D.G. Varrelmann League, A-20, Lee County, Texas.

   Oil, Gas and Mineral Lease dated June 14, 2005, by and between Bennie Jaehne and Herman Jaehne, as Lessors, to Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 983, Page 716, Real Property Records, Lee County, Texas, covering 8.184 acres, more or less, J.D.G. Varrelmann League, A-20, Lee County, Texas.

   Oil, Gas and Mineral Lease dated June 14, 2005, by and between Charles W. Kriegel, as Lessor, to Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 967, Page 352, Real Property Records, Lee County, Texas, covering
   22.5 acres, more or less, J.D.G. Varrelmann League, A-20, Lee County, Texas.

   Oil, Gas and Mineral Lease dated June 14, 2005, by and between Leonard Meuth, et ux, as Lessors, to Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 967, Page 348, Real Property Records, Lee County, Texas, covering
   6.028 acres, more  or  less,  J.D.G.  Varrelmann  League,  A-20, Lee County,
   Texas.

   Oil, Gas and Mineral Lease dated June 14, 2005, by and between Josephine Conner, AS Lessor, to Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 967, Page 356, Real Property Records, Lee County, Texas, covering 2 acres, more or less, J.D. G. Varrelmann League, A-20, Lee County, Texas.

   Oil, Gas and Mineral Lease dated June 14, 2005, by and between Carlous Adams, as Lessor, to Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 967, Page 360, Real Property Records, Lee county, Texas, covering 6.0 acres, more or less, J.D.G. Varrelmann League, A-20, Lee County, Texas.

6.  Linda Jones WellLeexus Oil & Gas, LLP42-287-318790.36500000      0.27375000

   Oil, Gas and Mineral Lease dated July 1, 1985,from Hattie Mutschink, et al, as Lessors, to Unicorn Oil Corporation, as Lessee, recorded in Volume 505, Page 125, Real Property Records, Lee County, Texas, and further described in an Assignment, Conveyance and Bill of Sale from Carl Swindell as Assignor, and Leexus Oil & Gas, LLP, dated July 26, 2005, as recorded in Volume 967, Page 548, Real Property Records, Lee County, Texas, and as further described in an Assignment and Bill of Sale from Emerald Operating, Company, Inc, Assignor, to Leexus Oil & Gas, LLP, Assignee, dated March 29, 2004, as recorded in Volume 965, Page 416, Real Property Records, Lee County, Texas.

7.  Lonie Mae WellLeexus Oil & Gas, LLP42-287-307540.34000000        0.25500000

   Oil, Gas and Mineral Lease dated October 1, 2004, from C.V. Sheffield, III, as Lessor, to Leexus Oil & Gas, LLP, as Lessee, as recorded in Volume 93, Page 972, Real Property Records, Lee County, Texas.

   Oil, Gas and Mineral Lease by and between Diana Hirsch Kenney, a married woman dealing in her sole and separate property, as Lessor, to RME Petroleum Company, as Lessee, dated March 19, 2002, a Memorandum of which is recorded in Volume 893, at Page 067 of the Real Property Records of Lee County, Texas.

   Oil, Gas and Mineral Lease by and between Lance E. Hirsch, a single man, as Lessor, to RME Petroleum Company, as Lessee, dated March 19, 2002, a
   Memorandum of which is recorded in Volume 893, at Page 064of the Real Property Records of Lee County, Texas.

   Oil, Gas and Mineral Lease by and between Mitchell Ray Hirsch, a married man dealing in his sole and separate property, as Lessor, to RME Petroleum Company, as Lessee, dated March 19, 2002, a Memorandum of which is recorded in Volume 893, Page 066 of the Real Property Records of Lee County, Texas.

   Oil, Gas and Mineral Lease by and between Michael Dean Hirsch, a married man, as Lessor, to RME Petroleum Company, as Lessee, dated March 19, 2002, a Memorandum of which is recorded in Volume 893, at Page 065 of the Real Property Records of Lee County, Texas

   Assignment of Oil, Gas and Mineral Leases from Anadarko E & P Company, LP, Assignor, to Leexus Oil & Gas, LLP, Assignee, dated December 28, 2004, as recorded as Document No. 2005-00976, Real Property Records, Lee County, Texas.

8.  Mary Zona WellLeexus Oil & Gas, LLP42-287-306900.21000000        0.15750000

   Oil, Gas and Mineral Lease by and between Mary Evelyn Freeman, et al, as Lessor, to Leexus Oil & Gas, LLP, as Lessee, dated April 12, 2005, as recorded in Volume 965, Page 387, Real Property Records, Lee County, Texas.

   Oil, Gas and Mineral Lease by and between James Keng, et ux, as Lessor, to Leexus Oil & Gas, LLP, as Lessee, dated May 26, 2005, as recorded in Volume 965, Page 393, Real Property Records, Lee County, Texas.

9.  Minnie Well   Leexus Oil & Gas, LLP42-287-312810.50000000        0.37500000

   Oil, Gas and Mineral Lease by and between John L. Placke Children's Trust, John L. Placke, Trustee and Simmang Family Limited Partnership dated January 24, 2002, as recorded in Volume 890, Page 893, Re Property Records, Lee County, Texas.

   Memorandum of Oil and Gas Lease by and between Texas Osage Royalty Pool, Inc, Lessor, and Leexus Oil & Gas, LLP, Lessee, dated January 12, 2006, as recorded in Volume 975, Page 782, Real Property Records, Lee County, Texas.

10.  Noack-Menzel WellLeexus Oil & Gas, LLP42-287-308470.50000000    0.37500000

   Oil, Gas and Mineral Lease by and between Edna S. Noack, a widow, as Lessor, and Leexus Oil & Gas, LLP, Lessee, dated May 13, 2005, as recorded in Volume 969, Page 214, Real Property Records, Lee County, Texas.





Assignment, Conveyance and Bill of Sale between Senora Resources, Inc. and
Leexus Operating Company                                          Page 11 of 11